UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33818	48-1293684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2800 Patton Road St. Paul, Minnesota	55113
(Address of principal executive offices)	(Zip Code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 3, 2017, ReShape Lifesciences Inc. (formerly known as EnteroMedics Inc.), a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report that effective as of  October 2, 2017, the Company completed the acquisition of ReShape Medical, Inc., a Delaware corporation (“ReShape Medical”), through the merger of Nixon Subsidiary Inc., a Delaware corporation and wholly owned subsidiary of the Company, with and into ReShape Medical, and subsequent merger of ReShape Medical with and into Nixon Subsidiary Holdings LLC (now known as ReShape Medical LLC), a Delaware limited liability company and wholly owned subsidiary of the Company (the “Merger”).

This amendment to the Original Report is being filed to provide the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, of Form 8-K.

Item 9.01              Financial Statements and Exhibits.

(a)   Financial Statements of Businesses Acquired.

The audited financial statements of ReShape Medical as of and for the years ended December 31, 2016 and December 31, 2015 and the unaudited interim financial statements of ReShape Medical as of and for the three and nine months ended September 30, 2017 are filed as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma balance sheet as of September 30, 2017 and unaudited pro forma statements of income for the nine months ended September 30, 2017 and the year ended December 31, 2016 and the notes to such unaudited pro forma financial statements, all giving effect to the Merger, are filed as Exhibit 99.4 and incorporated by reference.

(c)  Shell Company Information.

Not applicable.

(d)  Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for ReShape Medical, Inc. for the year ended December 31, 2016

23.2	Consent of Haskell & White LLP, independent registered public accounting firm for ReShape Medical, Inc. for the year ended December 31, 2015

99.1	Audited financial statements of ReShape Medical, Inc. as of and for the year ended December 31, 2016

99.2	Audited financial statements of ReShape Medical, Inc. as of and for the year ended December 31, 2015

99.3	Unaudited financial statements of ReShape Medical, Inc. as of and for the three and nine months ended September 30, 2017

99.4	Unaudited pro forma financial statements of ReShape Lifesciences Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

By:	/s/ Scott P. Youngstrom
Scott P. Youngstrom
Chief Financial Officer and Chief Compliance Officer

Dated: December 15, 2017